EQ ADVISORS TRUSTSM

EQ/Franklin Moderate Allocation Portfolio

SUPPLEMENT DATED OCTOBER 24, 2025, TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025

This Supplement updates certain information about the EQ/Franklin Moderate Allocation Portfolio contained in the Statement of Additional Information (“SAI”) dated May 1, 2025, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may view, print, and download this document, free of charge, at the Trust’s website at https://equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding changes to the EQ/Franklin Moderate Allocation Portfolio (the “Portfolio”).

The following changes to the Portfolio, all as previously described in a Supplement dated July 28, 2025, to the Summary Prospectus and Prospectus dated May 1, 2025, will become effective on or about October 27, 2025: (1) a change in the Portfolio’s name to “EQ/JPMorgan Hedged Equity and Premium Income Portfolio” and corresponding changes to the Portfolio’s investment objective and principal investment strategy, including the adoption of a new, non-fundamental 80% policy pursuant to which the Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in other mutual funds and exchange-traded securities of other investment companies or other investment vehicles (collectively, “Underlying Funds”) managed by J.P. Morgan Investment Management Inc. (“JPMorgan”); through its investments in JPMorgan Underlying Funds, the Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity investments and investments that generate premium income, including options and other derivative instruments structured to provide income from options and options strategies; (2) the termination of Franklin Advisers, Inc. (“Franklin”) as sub-adviser to the Portfolio; and (3) an amendment to the Investment Advisory Agreement between the Trust and Equitable Investment Management Group, LLC (“EIM”) with respect to the Portfolio to reflect a decrease in the investment advisory fee rate.

In accordance with these changes, effective on or about October 27, 2025, the Portfolio will change from a sub-advised fund that invests directly in equity and fixed income securities and other instruments to a “fund of funds” managed by EIM that will seek to provide long term capital appreciation and current income while providing attractive risk-adjusted returns through hedged equity strategies and covered call option strategies. The Portfolio will pursue its investment objective by investing in JPMorgan Underlying Funds that provide exposure to broad U.S. equity markets while hedging overall market exposure and providing incremental income by selling call options through investments in equity-linked notes.

The following changes to the SAI are effective on or about October 27, 2025:

The name of the Portfolio will change to “EQ/JPMorgan Hedged Equity and Premium Income Portfolio”, and all references to EQ/Franklin Moderate Allocation Portfolio are deleted and replaced with “EQ/JPMorgan Hedged Equity and Premium Income Portfolio”.

All references to Franklin as the sub-adviser to the Portfolio are deleted.

The Portfolio operates under a “fund of funds” structure managed by EIM; the Portfolio no longer operates as a sub-advised fund.

The first sentence of the seventh paragraph in the section of the SAI entitled “Trust Investment Policies — Non-Fundamental Restrictions” is amended to include “EQ/JPMorgan Hedged Equity and Premium Income Portfolio”.

The section of the SAI entitled “Appendix B — Portfolio Manager Information — Equitable Investment Management Group, LLC — Other Accounts Managed” is amended to include the following information:

EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of September 30, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/JPMorgan Hedged Equity and Premium Income Portfolio
Xavier Poutas	51	$80.18B	6	$215.11M	0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu	46	$63.34B	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy	46	$63.34B	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

As of September 30, 2025, the dollar range of shares of the EQ/JPMorgan Hedged Equity and Premium Income Portfolio beneficially owned by the above-named portfolio managers was none.

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